SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)—January 16, 2001

MELLON FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Mellon Center
500 Grant Street
	Pittsburgh, Pennsylvania	15258
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code—(412) 234-5000

ITEM 5.	OTHER EVENTS

By press release dated January 16, 2001, Mellon Financial Corporation (the "Corporation") announced full year and fourth quarter 2000 results of operations and a strategic review of leasing and asset-based lending businesses.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Mellon Financial Corporation Press Release dated January 16, 2001, announcing results of operations and a strategic review.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

Date: January 16, 2001	By:	STEVEN G. ELLIOTT
Steven G. Elliott Senior Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press Release dated January 16, 2001	Filed herewith